UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Nuveen Municipal Market Opportunity Fund, Inc. (NMO)

(Name of Registrant as Specified In Its Charter)

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Important Notice to Fund Shareholders

June 19, 2009

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Proxy Statement?

A.	You are receiving this Proxy Statement as a Fund shareholder in connection with the annual shareholders meeting for the Nuveen municipal closed-end funds listed at the top of the Notice of Annual Meeting of Shareholders.

You are being asked to vote on a number of important matters:

(i)  Updated Investment Policies (Affected Municipal Funds (as defined in the Proxy Statement)). Nuveen’s municipal closed-end funds are seeking to adopt a uniform, “up to date” set of investment policies (the “New Investment Policies”). In general, these funds currently have a somewhat diverse set of policies, reflecting when the funds were launched over the past 20 years as well as developments over time in the municipal market, including new types of securities as well as investment strategies.

(ii) Elimination of Fundamental Investment Policies and Approval of New Fundamental Investment Policy (Affected Insured Funds (as defined in the Proxy Statement)). Fund shareholders are being asked to approve the elimination of certain fundamental investment policies and to approve a new fundamental policy or policies (also referred to as, the “New Investment Policy” or “New Investment Policies”). These changes are designed to give the Affected Insured Funds important flexibility to respond to on-going developments in the bond insurance market while maintaining their current focus on insured bonds backed by insurers with solid credit ratings.

(iii) Approval of Fund Board Nominees (All Funds). Each year, you and other Fund shareholders must approve the election of Board members to serve on your Fund’s Board. This is a requirement for all funds that list their common shares on a stock exchange. The Funds described in this Proxy Statement are holding their annual shareholders meetings at which Board members will be elected. The list of specific nominees is contained in the enclosed Proxy Statement.

Your Fund’s Board of Trustees/Directors, including your Board’s independent members, unanimously recommends that you vote FOR each proposal.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders don’t cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

Q.	What are the potential benefits of the New Investment Policies for common shareholders of the Affected Municipal Funds?

A.	The potential benefits to common shareholders are:

• Enhanced ability of the Affected Municipal Funds to generate attractive tax-free income while retaining their orientation on investment grade quality municipal securities;

•   Increased flexibility in diversifying portfolio risks and managing duration (the sensitivity of bond prices to interest rate changes) to pursue the preservation of and possible growth of capital, which, if successful, will help to sustain and build net asset value; and

• Improved secondary market competitiveness that may lead to a higher relative market price and/or stronger premium/discount performance.

Q.	What are the potential benefits of the New Investment Policies for preferred shareholders of the Affected Municipal Funds?

A.	The potential benefits to preferred shareholders are increased flexibility in diversifying portfolio risks and managing duration (the sensitivity of bond prices to interest rate changes) to pursue the preservation of and possible growth of capital, which, if successful, will help to sustain and build net asset value and therefore asset coverage levels for preferred shares.

Q.	What actions are required in order to implement the New Investment Policies?

A.	In order to implement the New Investment Policies and obtain the potential benefits described above, each Affected Municipal Fund or Affected Insured Fund must make certain changes to its existing policies, including certain fundamental policies that require approval of shareholders. In some cases, this may require shareholder approval of the elimination of an existing fundamental policy as well as the implementation of a new replacement fundamental policy. Because each Affected Municipal Fund or Affected Insured Fund tends to be situated somewhat differently, the specific changes required to implement the New Investment Policies often vary from fund to fund.

Q.	Why are shareholders of the Affected Insured Funds being asked to approve the elimination of fundamental investment policies and to approve a New Investment Policy?

A.	As a result of conditions facing the bond insurance market, shareholders are being asked to approve the elimination of certain fundamental investment policies that are restricting, or may be expected in the future to restrict, each Affected Insured Fund’s ability to effectively maintain its existing focus on insured bonds backed by insurers with solid credit ratings. In connection with eliminating the fundamental investment policies, shareholders are being asked to approve a new fundamental investment policy that will provide the Affected Insured Funds with flexibility to respond to on-going developments in the bond insurance market, while ensuring that the Affected Insured Funds continue to invest substantially all (at least 80%) of their investments in insured bonds backed by insurers with solid credit ratings.

Q.	What happens if shareholders don’t approve the elimination of the fundamental investment policies and/or don’t approve the New Investment Policy or Policies?

A.	An Affected Municipal Fund or Affected Insured Fund will not be able to implement the New Investment Policies as discussed above. The Affected Municipal Fund or Affected Insured Fund would likely incur further expenses to solicit additional shareholder participation, and may experience potential disruptions to its investment operations. The Boards of the Affected Municipal Funds and Affected Insured Funds urge you to vote without delay in order to avoid the potential for higher costs and/or disruptions to portfolio operations.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, your Fund’s proxy solicitor, at (866) 434-7510 Please have your proxy material available when you call.

Q.	How do I vote my shares?

A.	You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important and in the best interests of the Fund’s shareholders. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
Notice of Annual Meeting
of Shareholders
July 28, 2009

June 19, 2009

Nuveen Municipal Value Fund, Inc. (NUV)
Nuveen Municipal Income Fund, Inc. (NMI)
Nuveen Premium Income Municipal Fund, Inc. (NPI)
Nuveen Performance Plus Municipal Fund, Inc. (NPP)
Nuveen Municipal Advantage Fund, Inc. (NMA)
Nuveen Municipal Market Opportunity Fund, Inc. (NMO)
Nuveen Investment Quality Municipal Fund, Inc. (NQM)
Nuveen Select Quality Municipal Fund, Inc. (NQS)
Nuveen Quality Income Municipal Fund, Inc. (NQU)
Nuveen Premier Municipal Income Fund, Inc. (NPF)
Nuveen Premier Insured Municipal Income Fund, Inc. (NIF)
Nuveen Premium Income Municipal Fund 2, Inc. (NPM)
Nuveen Premium Income Municipal Fund 4, Inc. (NPT)
Nuveen Dividend Advantage Municipal Fund (NAD)
Nuveen Dividend Advantage Municipal Fund 2 (NXZ)
Nuveen Dividend Advantage Municipal Fund 3 (NZF)
Nuveen Municipal High Income Opportunity Fund (NMZ)
Nuveen Municipal High Income Opportunity Fund 2 (NMD)
Nuveen Insured Dividend Advantage Municipal Fund (NVG)
Nuveen Insured Municipal Opportunity Fund, Inc. (NIO)
Nuveen Insured Premium Income Municipal Fund 2 (NPX)
Nuveen Insured Quality Municipal Fund, Inc. (NQI)
Nuveen Insured Tax-Free Advantage Municipal Fund (NEA)
Nuveen Select Maturities Municipal Fund (NIM)
Nuveen Select Tax-Free Income Portfolio (NXP)
Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
Nuveen Select Tax-Free Income Portfolio 3 (NXR)
Nuveen California Select Tax-Free Income Portfolio (NXC)
Nuveen New York Select Tax-Free Income Portfolio (NXN)

To the Shareholders of the Above Funds:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Nuveen Municipal Value Fund, Inc. (“Municipal Value”), Nuveen Municipal Income Fund, Inc. (“Municipal Income”), Nuveen Premium Income Municipal Fund, Inc. (“Premium Income”), Nuveen Performance Plus Municipal Fund, Inc. (“Performance Plus”), Nuveen Municipal Advantage Fund, Inc. (“Municipal Advantage”), Nuveen Municipal Market Opportunity Fund, Inc. (“Municipal Market Opportunity”), Nuveen Investment Quality Municipal Fund, Inc. (“Investment Quality”), Nuveen Select Quality Municipal Fund, Inc. (“Select Quality”), Nuveen Quality Income Municipal Fund, Inc. (“Quality Income”), Nuveen Insured Municipal Opportunity Fund, Inc. (“Insured Municipal Opportunity”), Nuveen Insured Quality Municipal Fund, Inc. (“Insured Quality”), Nuveen Premier Municipal Income Fund, Inc. (“Premier Municipal”), Nuveen Premier Insured Municipal Income Fund, Inc. (“Premier Insured”), Nuveen Premium Income Municipal Fund 2, Inc. (“Premium Income 2”), Nuveen Premium Income Municipal Fund 4, Inc. (“Premium Income 4”), each a Minnesota Corporation (each a “Minnesota Fund” and collectively, the “Minnesota Funds”), and Nuveen Dividend Advantage Municipal Fund (“Dividend Advantage”), Nuveen Insured Dividend Advantage Municipal Fund (“Insured Dividend Advantage”), Nuveen Insured Premium Income Municipal Fund 2 (“Insured Premium Income 2”), Nuveen Insured Tax-Free Advantage Municipal Fund (“Insured Tax-Free Advantage”), Nuveen Dividend Advantage Municipal Fund 2 (“Dividend Advantage 2”), Nuveen Dividend Advantage Municipal Fund 3 (“Dividend Advantage 3”), Nuveen Municipal High Income Opportunity Fund (“Municipal High Income”), Nuveen Municipal High Income Opportunity Fund 2 (“Municipal High Income 2”), Nuveen Select Maturities Municipal Fund (“Select Maturities”), Nuveen Select Tax-Free Income Portfolio (“Select Portfolio”), Nuveen Select Tax-Free Income Portfolio 2 (“Select Portfolio 2”), Nuveen Select Tax-Free Income Portfolio 3 (“Select Portfolio 3”), Nuveen California Select Tax-Free Income Portfolio (“California Portfolio”) and Nuveen New York Select Tax-Free Income Portfolio (“New York Portfolio”), each a Massachusetts Business Trust (individually, a “Fund” and collectively, the “Funds”), will be held in the Lobby Conference Room, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Tuesday, July 28, 2009, at 10:30 a.m., Central time, for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting:

Matters to Be Voted on by Shareholders:

1.	To elect Members to the Board of Directors/Trustees (each a “Board” and each Director or Trustee a “Board Member”) of each Fund as outlined below:

a.	For each Minnesota Fund, except Municipal Value and Municipal Income, to elect nine (9) Board Members:

(i)	seven (7) Board Members to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred Shares (“Preferred Shares”), voting together as a single class; and

(ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

b.	For Municipal Value and Municipal Income, to elect three (3) Board Members.

c.	For each Massachusetts Business Trust, except Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Municipal High Income 2, to elect four (4) Board Members:

(i)	two (2) Board Members to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class; and

(ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

d.	For Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Municipal High Income 2, to elect three (3) Board Members.

2.	To approve the elimination of fundamental investment policies and/or to approve the new fundamental investment policies for Premium Income, Performance Plus, Insured Quality, Insured Municipal Opportunity, Premier Insured, Insured Premium Income 2, Municipal Advantage, Municipal Market Opportunity, Investment Quality, Select Quality, Quality Income, Premier Municipal, Premium Income 2, Premium Income 4, Dividend Advantage, Dividend Advantage 2, Dividend Advantage 3 and Municipal High Income.

3.	To approve the elimination of fundamental investment policies and to approve the new fundamental investment policy for Insured Municipal Opportunity, Insured Quality and Insured Dividend Advantage.

4.	To transact such other business as may properly come before the Annual Meeting.

Shareholders of record at the close of business on June 8, 2009 are entitled to notice of and to vote at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Annual Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy
Vice President and Secretary

333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
Joint Proxy Statement

June 19, 2009

This Joint Proxy Statement is first being mailed to shareholders on or about June 19, 2009.

Nuveen Municipal Value Fund, Inc. (NUV)
Nuveen Municipal Income Fund, Inc. (NMI)
Nuveen Premium Income Municipal Fund, Inc. (NPI)
Nuveen Performance Plus Municipal Fund, Inc. (NPP)
Nuveen Municipal Advantage Fund, Inc. (NMA)
Nuveen Municipal Market Opportunity Fund, Inc. (NMO)
Nuveen Investment Quality Municipal Fund, Inc. (NQM)
Nuveen Select Quality Municipal Fund, Inc. (NQS)
Nuveen Quality Income Municipal Fund, Inc. (NQU)
Nuveen Premier Municipal Income Fund, Inc. (NPF)
Nuveen Premier Insured Municipal Income Fund, Inc. (NIF)
Nuveen Premium Income Municipal Fund 2, Inc. (NPM)
Nuveen Premium Income Municipal Fund 4, Inc. (NPT)
Nuveen Dividend Advantage Municipal Fund (NAD)
Nuveen Dividend Advantage Municipal Fund 2 (NXZ)
Nuveen Dividend Advantage Municipal Fund 3 (NZF)
Nuveen Municipal High Income Opportunity Fund (NMZ)
Nuveen Municipal High Income Opportunity Fund 2 (NMD)
Nuveen Insured Dividend Advantage Municipal Fund (NVG)
Nuveen Insured Municipal Opportunity Fund, Inc. (NIO)
Nuveen Insured Premium Income Municipal Fund 2 (NPX)
Nuveen Insured Quality Municipal Fund, Inc. (NQI)
Nuveen Insured Tax-Free Advantage Municipal Fund (NEA)
Nuveen Select Maturities Municipal Fund (NIM)
Nuveen Select Tax-Free Income Portfolio (NXP)
Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
Nuveen Select Tax-Free Income Portfolio 3 (NXR)
Nuveen California Select Tax-Free Income Portfolio (NXC)
Nuveen New York Select Tax-Free Income Portfolio (NXN)

General Information

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Trustees (each a “Board” and collectively, the “Boards,” and each Director or Trustee, a “Board Member” and collectively, the “Board Members”) of Nuveen Municipal Value Fund, Inc. (“Municipal Value”), Nuveen Municipal Income Fund, Inc. (“Municipal Income”), Nuveen Premium Income Municipal Fund, Inc. (“Premium Income”), Nuveen Performance Plus Municipal Fund, Inc. (“Performance Plus”), Nuveen Municipal Advantage Fund, Inc. (“Municipal Advantage”), Nuveen Municipal Market Opportunity Fund, Inc. (“Municipal Market Opportunity”), Nuveen Investment Quality Municipal Fund, Inc. (“Investment Quality”), Nuveen Select Quality Municipal Fund, Inc. (“Select Quality”), Nuveen Quality Income Municipal Fund, Inc. (“Quality Income”), Nuveen Insured Municipal Opportunity Fund, Inc. (“Insured Municipal Opportunity”), Nuveen Insured Quality Municipal Fund, Inc. (“Insured Quality”), Nuveen Premier Municipal Income Fund, Inc. (“Premier Municipal”), Nuveen Premier Insured Municipal Income Fund, Inc. (“Premier Insured”), Nuveen Premium Income Municipal Fund 2, Inc. (“Premium Income 2”), Nuveen Premium Income Municipal Fund 4, Inc. (“Premium Income 4”), each a Minnesota Corporation (each referred to herein as a “Minnesota Fund” and collectively, the “Minnesota Funds”), and Nuveen Dividend Advantage Municipal Fund (“Dividend Advantage”), Nuveen Insured Dividend Advantage Municipal Fund (“Insured Dividend Advantage”), Nuveen Insured Premium Income Municipal Fund 2 (“Insured Premium Income 2”), Nuveen Insured Tax-Free Advantage Municipal Fund (“Insured Tax-Free Advantage”), Nuveen Dividend Advantage Municipal Fund 2 (“Dividend Advantage 2”), Nuveen Dividend Advantage Municipal Fund 3 (“Dividend Advantage 3”), Nuveen Municipal High Income Opportunity Fund (“Municipal High Income”), Nuveen Municipal High Income Opportunity Fund 2 (“Municipal High Income 2”), Nuveen Select Maturities Municipal Fund (“Select Maturities”), Nuveen Select Tax-Free Income Portfolio (“Select Portfolio”), Nuveen Select Tax-Free Income Portfolio 2 (“Select Portfolio 2”), Nuveen Select Tax-Free Income Portfolio 3 (“Select Portfolio 3”), Nuveen California Select Tax-Free Income Portfolio (“California Portfolio”) and Nuveen New York Select Tax-Free Income Portfolio (“New York Portfolio”), each a Massachusetts Business Trust (each referred to herein as a “Massachusetts Fund” and collectively, the “Massachusetts Funds”) (the Massachusetts Funds and Minnesota Funds are each, a “Fund” and collectively, the “Funds”), of proxies to be voted at the Annual Meeting of Shareholders to be held in the Lobby Conference Room, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Tuesday, July 28, 2009, at 10:30 a.m., Central time (for each Fund, an “Annual Meeting” and collectively, the “Annual Meetings”), and at any and all adjournments thereof.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a proxy is returned and no choice is specified, the shares will be voted FOR the election of the nominees as listed in this Joint Proxy Statement and FOR the elimination of the fundamental investment policies and the adoption of new fundamental investment policies for the Affected Municipal Funds (as defined below) and the Affected Insured Funds (as defined below). Shareholders who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

Matter		Common Shares	Preferred Shares(1)

1(a)(i)	For each Minnesota Fund (except Municipal Value and Municipal Income), election of seven (7) Board Members by all shareholders.	X	X

1(a)(ii)	For each Minnesota Fund (except Municipal Value and Municipal Income), election of two (2) Board Members by Preferred Shares only.	X	X

1(b)	For Municipal Value and Municipal Income, election of three (3) Board Members by all shareholders.	X	N/A

1(c)(i)	For each Massachusetts Fund (except Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Municipal High Income 2), election of two (2) Board Members by all shareholders.	X	X

1(c)(ii)	For each Massachusetts Fund (except Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Municipal High Income 2), election of two (2) Board Members by Preferred Shares only.	X	X

1(d)	For Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Municipal High Income 2, election of three (3) Board Members by all shareholders.	X	N/A

2.	For Premium Income, Performance Plus, Insured Quality, Insured Municipal Opportunity, Premier Insured, Insured Premium Income 2, Municipal Advantage, Municipal Market Opportunity, Investment Quality, Select Quality, Quality Income, Premier Municipal, Premium Income 2, Premium Income 4, Dividend Advantage, Dividend Advantage 2, Dividend Advantage 3 and Municipal High Income (the “Affected Municipal Funds”), to approve the elimination of fundamental investment policies and/or to approve the new fundamental investment policies.	X	X

Matter		Common Shares	Preferred Shares(1)

2(a)	For each Affected Municipal Fund except Insured Quality, Insured Municipal Opportunity, Premier Insured, Insured Premium Income 2, to approve the elimination of the Fund’s fundamental investment policies relating to investments in municipal securities and below investment grade securities.	X	X

2(b)	For each Affected Municipal Fund except Insured Quality, Insured Municipal Opportunity, Premier Insured, Insured Premium Income 2, to approve the new fundamental investment policy relating to investments in municipal securities.	X	X

2(c)	For each Affected Municipal Fund, except Dividend Advantage, Dividend Advantage 2, Dividend Advantage 3 and Municipal High Income, to approve the elimination of the fundamental investment policy relating to investing in other investment companies.	X	X

2(d)	For each Affected Municipal Fund, except Dividend Advantage, Dividend Advantage 2, Dividend Advantage 3 and Municipal High Income, to approve the elimination of fundamental investment policies relating to commodities.	X	X

2(e)	For each Affected Municipal Fund, except Dividend Advantage, Dividend Advantage 2, Dividend Advantage 3 and Municipal High Income, to approve the new fundamental investment policy relating to commodities.	X	X

2(f)	For each Affected Municipal Fund, except Dividend Advantage, Dividend Advantage 2, Dividend Advantage 3 and Municipal High Income, to approve the elimination of the fundamental investment policy relating to derivatives and shorts sales.	X	X

3(a)	For Insured Municipal Opportunity, Insured Quality and Insured Dividend Advantage (the “Affected Insured Funds”), to approve the elimination of fundamental investment policies relating to tax-exempt securities.	X	X

3(b)	For each Affected Insured Fund, to approve a new fundamental investment policy relating to tax-exempt securities.	X	X

(1)	Variable Rate Demand Preferred Shares for Dividend Advantage 2 and Insured Premium Income 2 and Municipal Auction Rate Cumulative Preferred Shares (“MuniPreferred”) for each other Fund are referred to as “Preferred Shares.” Municipal High Income 2, Municipal Value, Municipal Income, Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio have not issued Preferred Shares.

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of Preferred Shares of each Fund (except Municipal Value, Municipal Income, Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Municipal High Income 2), 33 1/3% of the Preferred Shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal to elect nominees for each Fund, abstentions and broker non-votes will have no effect on the election of Board Members. For purposes of determining the approval of the elimination of the fundamental investment policies and the approval of the new fundamental investment policies for the Affected Municipal Funds and the Affected Insured Funds, a change will only be consummated if approved by the affirmative vote of the holders of a majority of the outstanding shares of a Fund’s common shares and Preferred Shares, voting together as a single class, and of the Preferred Shares, voting as a separate class, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as (a) 67% or more of the voting securities present at the Annual Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities, whichever is less. For purposes of determining the approval of the elimination of the fundamental investment policies and the approval of the new fundamental investment policies, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Preferred Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Annual Meeting, or, if adjourned, one business day before the day to which the Annual Meeting is adjourned, and that would otherwise be treated as “broker non-votes” may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all holders of Preferred Shares as a class who have voted on the proposal or in the same proportion as the votes cast by all holders of Preferred Shares of the Fund who have voted on that item. Rule 452 permits proportionate voting of Preferred Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and, for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item.

Those persons who were shareholders of record at the close of business on June 8, 2009 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. As of June 8, 2009, the shares of the Funds were issued and outstanding as follows:

Fund	Ticker Symbol*	Common Shares	Preferred Shares

Municipal Value	NUV	196,511,139	N/A

Municipal Income	NMI	8,163,929	N/A

Premium Income	NPI	63,785,430	Series M	2,900
			Series M2	1,526
			Series T	2,900
			Series W	2,900
			Series TH	2,901
			Series F	2,899

Performance Plus	NPP	59,914,073	Series M	3,553
			Series T	3,552
			Series W	3,551
			Series TH	2,806
			Series F	3,553

Municipal Advantage	NMA	43,214,524	Series M	2,503
			Series T	2,503
			Series W	2,502
			Series TH	1,936
			Series F	2,503

Municipal Market Opportunity	NMO	45,557,788	Series M	3,649
			Series T	3,648
			Series W	2,920
			Series F	3,650

Investment Quality	NQM	35,820,767	Series M	1,750
			Series T	1,750
			Series W	1,749
			Series TH	1,429
			Series F	1,750

Select Quality	NQS	34,015,420	Series M	1,849
			Series T	1,849
			Series W	2,589
			Series TH	1,442
			Series F	2,588

Quality Income	NQU	54,219,374	Series M	2,678
			Series T	2,680
			Series W	2,679
			Series W2	1,857
			Series TH	3,571
			Series F	2,679

Premier Municipal	NPF	19,888,518	Series M	769
			Series T	2,153
			Series TH	2,152

Fund	Ticker Symbol*	Common Shares	Preferred Shares

Premier Insured	NIF	19,419,608	Series W	678
			Series TH	2,263
			Series F	2,264

Premium Income 2	NPM	40,794,161	Series M	1,600
			Series T	2,401
			Series W	1,600
			Series TH	2,401
			Series F	1,601
			Series F2	1,504

Premium Income 4	NPT	43,236,703	Series M	1,761
			Series T	1,602
			Series T2	1,063
			Series W	1,345
			Series W2	423
			Series TH	2,146
			Series F	1,440
			Series F2	1,062

Dividend Advantage	NAD	39,287,298	Series M	3,618
			Series T	3,617
			Series TH	3,437

Dividend Advantage 2	NXZ	29,436,351	Series 1	1,960

Dividend Advantage 3	NZF	40,378,174	Series W	3,159
			Series TH	3,159
			Series F	3,160

Municipal High Income	NMZ	24,234,875	Series M	1,826
			Series T	987
			Series W	987

Municipal High Income 2	NMD	15,974,681	N/A

Insured Dividend Advantage	NVG	29,802,900	Series M	2,749
			Series T	2,679
			Series TH	2,678

Insured Municipal Opportunity	NIO	81,138,037	Series M	3,372
			Series T	3,372
			Series W	3,373
			Series W2	2,698
			Series TH	3,372
			Series TH2	3,374
			Series F	3,371

Insured Premium Income 2	NPX	37,353,512	Series 1	2,190

Insured Quality	NQI	38,295,278	Series M	2,009
			Series T	2,010
			Series W	2,011
			Series TH	1,794
			Series F	2,010

Insured Tax-Free Advantage	NEA	18,506,397	Series T	2,573
			Series W	2,573

Select Maturities	NIM	12,405,962	N/A

Fund	Ticker Symbol*	Common Shares	Preferred Shares

Select Portfolio	NXP	16,443,829	N/A

Select Portfolio 2	NXQ	17,646,933	N/A

Select Portfolio 3	NXR	12,984,661	N/A

California Portfolio	NXC	6,267,289	N/A

New York Portfolio	NXN	3,910,604	N/A

*	The Common Shares of all of the Funds are listed on the New York Stock Exchange, except NEA, NVG, NXZ, NZF and NMZ, which are listed on the NYSE Amex.

1.  Election of Board Members

Minnesota Corporations

At the Annual Meeting of each Minnesota Corporation, Board Members are to be elected to serve until the next annual meeting or until their successors shall have been duly elected and qualified. Under the terms of each Minnesota Corporation’s organizational documents (except Municipal Value and Municipal Income), under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Pursuant to the organizational documents of Municipal Value and Municipal Income, each Board is divided into three classes, with each class being elected to serve until the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. For Municipal Value and Municipal Income, three (3) Board Members are nominated to be elected at this Annual Meeting.

a.	For each Minnesota Corporation, except Municipal Value and Municipal Income:

(i)	seven (7) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Amboian, Bremner, Evans, Kundert, Stockdale, Stone and Toth are nominees for election by all shareholders.

(ii)	two (2) Board Members are to be elected by holders of Preferred Shares, each series voting together as a single class. Board Members Hunter and Schneider are nominees for election by holders of Preferred Shares.

b.	For Municipal Value and Municipal Income: three (3) Board Members are to be elected by all shareholders.

With respect to Municipal Value, Board Members Bremner, Evans and Schneider have been designated as Class III Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2012 or until their successors have been duly elected and qualified. Board Members Amboian, Hunter, Kundert, Stockdale, Stone and Toth are current and continuing Board Members. Board Members Hunter, Stockdale and Stone have been designated as Class I Board Members for a term expiring at the annual meeting of shareholders in 2010 or until their successors have been duly elected and qualified. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2011 or until their successors have been duly elected and qualified.

With respect to Municipal Income, Board Members Bremner, Evans and Schneider have been designated as Class II Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2012 or until their successors have been duly elected and qualified. Board Members Amboian, Hunter, Kundert, Stockdale, Stone and Toth are current and continuing Board Members. Board Members Hunter, Stockdale and Stone have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders in 2010 or until their successors have been duly elected and qualified. Board Members Amboian, Kundert and Toth have been designated as Class I Board Members for a term expiring at the annual meeting of shareholders in 2011 or until their successors have been duly elected and qualified.

Massachusetts Business Trusts

Pursuant to the organizational documents of each Massachusetts Business Trust, each Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding Common Shares and any outstanding Preferred Shares, voting together as a single class to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. For each Massachusetts Business Trust, except Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Municipal High Income 2, under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members. The Board Members elected by holders of Preferred Shares will be elected to serve until the next annual meeting or until their successors shall have been duly elected and qualified.

c.	For each Massachusetts Business Trust, except Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Municipal High Income 2:

(i)	two (2) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Bremner and Evans have been designated as Class III Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2012 or until their successors have been duly elected and qualified. Board Members Amboian, Kundert, Stockdale, Stone and Toth are current and continuing Board Members. Board Members Stockdale and Stone have been designated as Class I Board Members for a term expiring at the annual meeting of shareholders in 2010 or until their successors have been duly elected and qualified. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2011 or until their successors have been duly elected and qualified.

(ii)	two (2) Board Members are to be elected by holders of Preferred Shares, voting separately as a single class. Board Members Hunter and Schneider are nominees for election by holders of Preferred Shares for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

d.	For Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Municipal High Income 2:

Three (3) Board Members are to be elected by all shareholders. Board Members Bremner, Evans and Schneider have been designated as Class III Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2012 or until their successors have been duly elected and qualified. Board Members Amboian, Hunter, Kundert, Stockdale, Stone and Toth are current and continuing Board Members. Board Members Hunter, Stockdale and Stone have been designated as Class I Board Members for a term expiring at the annual meeting of shareholders in 2010 or until their successors have been duly elected and qualified. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2011 or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund’s present Board.

For each Minnesota Corporation, except for Municipal Value, Municipal Income, Insured Municipal Opportunity, Insured Quality and Premier Insured, all Board Member nominees were last elected to each Fund’s Board at the annual meeting of shareholders held on July 29, 2008 and adjourned to August 29, 2008, September 30, 2008 and October 28, 2008.

For Municipal Value, Board Members Amboian, Kundert and Toth were last elected as Class II Board Members at the annual meeting of shareholders held on July 29, 2008 and adjourned to August 29, 2008. Board Member Hunter was last elected as a Class I Board Member of the Board of Municipal Value at the annual meeting of shareholders held on July 29, 2008 and adjourned to August 29, 2008. Board Members Stockdale and Stone were last elected as Class I Board Members of the Board of Municipal Value at the annual meeting of shareholders held on July 31, 2007.

For Municipal Income, Board Members Amboian, Kundert and Toth were last elected as Class I Board Members at the annual meeting of shareholders held on July 29, 2008 and adjourned to August 29, 2008. Board Member Hunter was last elected as a Class III Board Member of the Board of Municipal Income at the annual meeting of shareholders held on July 29, 2008 and adjourned to August 29, 2008. Board Members Stockdale and Stone were last elected as Class III Board Members of the Board of Municipal Income at the annual meeting of shareholders held on July 31, 2007.

For Insured Municipal Opportunity, Insured Quality and Premier Insured, all Board Member nominees were last elected to each Fund’s Board at the annual meeting of shareholders held on June 30, 2008 and adjourned to July 28, 2008, August 29, 2008, September 30, 2008 and October 28, 2008.

For each Massachusetts Business Trust, except Insured Dividend Advantage, Insured Premium Income 2, Insured Tax-Free Advantage, Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Municipal High Income 2, Board

Members Amboian, Kundert and Toth were last elected to each Fund’s Board as Class II Board Members and Board Members Schneider and Hunter were last elected to each Fund’s Board at the annual meeting of shareholders held on July 29, 2008 and adjourned to August 29, 2008, September 30, 2008 and October 28, 2008. Board Members Stockdale and Stone were last elected to each Fund’s Board as Class I Board Members at the annual meeting of shareholders held on July 31, 2007.

For Insured Dividend Advantage, Insured Premium Income 2 and Insured Tax-Free Advantage, Board Members Amboian, Kundert and Toth were last elected to each Fund’s Board as Class II Board Members and Board Members Hunter and Schneider were last elected to each Fund’s Board at the annual meeting of shareholders held on June 30, 2008 and adjourned to July 28, 2008 and August 29, 2008, and for Insured Premium Income 2, adjourned to September 30, 2008 and for Insured Dividend Advantage, adjourned to September 30, 2008 and October 28, 2008. Board Members Stockdale and Stone were last elected to each Fund’s Board as Class I Board Members at the annual meeting of shareholders held on July 31, 2007.

For Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio, Board Members Amboian, Kundert and Toth were last elected to each Fund’s Board as Class II Board Members at the annual meeting of shareholders held on July 29, 2008 and adjourned to August 29, 2008. Board Member Hunter was last elected to each Fund’s Board as a Class I Board Member at the annual meeting of shareholders held on July 29, 2008 and adjourned to August 29, 2008. Board Members Stockdale and Stone were last elected as Class I Board Members to each Fund’s Board at the annual meeting of shareholders held on July 31, 2007.

For Municipal High Income 2, Board Members Amboian, Kundert and Toth were last elected as Class II Board Members and Board Member Hunter was last elected as a Class I Board Member at the annual meeting of shareholders held on July 29, 2008. Board Members Bremner, Evans, Schneider, Stockdale and Stone were elected by the initial shareholder of the Fund, Nuveen Asset Management (the “Adviser” or “NAM”), on November 13, 2007.

Other than Mr. Amboian (for all Funds), all Board Member nominees are not “interested persons” as defined in the 1940 Act, of the Funds or of the Adviser and have never been an employee or director of Nuveen Investments, Inc. (“Nuveen”), the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The Board unanimously recommends that shareholders vote FOR the election of the nominees named below.

Board Nominees/Board Members

Number of
Portfolios
in Fund
				Complex	Other
	Position(s)	Term of Office		Overseen	Directorships Held
Name, Address	Held with	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Fund	of Time Served(1)	During Past 5 Years	Member	Member

Nominees/Board Members who are not interested persons of the Funds

Robert P. Bremner c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Chairman of the Board, Board Member	Term: Annual or Class III Board Member until 2009(2)	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington D.C.	200	N/A

				Number of
				Portfolios
				in Fund
				Complex	Other
	Position(s)	Term of Office		Overseen	Directorships Held
Name, Address	Held with	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Fund	of Time Served(1)	During Past 5 Years	Member	Member

		Length of Service: Since 1996; Chairman of the Board since 2008; Lead Independent Director (2005-2008)

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Board Member	Term: Annual or Class III Board Member until 2009(2) Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	200	See Principal Occupation Description

William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Board Member	Term: Annual or Class II Board Member until 2010(2) Length of Service: Since 2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation, a publicly held company; formerly, (2003-2006), Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut; formerly, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director, Credit Research Center at Georgetown University (1997-2007).	200	See Principal Occupation Description

David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Board Member	Term: Annual or Class II Board Member until 2011(2) Length of Service: Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	200	See Principal Occupation Description

William J. Schneider c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Board Member	Term: Annual or Class III Board Member until 2009(2) Length of Service: Since 1996	Chairman, of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; Member, University of Dayton Business School Advisory Council; Member, Dayton Philharmonic Orchestra Board; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank; formerly, Director, Dayton Development Coalition.	200	See Principal Occupation Description

				Number of
				Portfolios
				in Fund
				Complex	Other
	Position(s)	Term of Office		Overseen	Directorships Held
Name, Address	Held with	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Fund	of Time Served(1)	During Past 5 Years	Member	Member

Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Board Member	Term: Annual or Class I Board Member until 2010(2) Length of Service: Since 1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	200	N/A

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Board Member	Term: Annual or Class I Board Member until 2010(2) Length of Service: Since 2007	Director, Chicago Board Options Exchange (since 2006); Commissioner, NYSE Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004); Chair, New York Racing Association Oversight Board (2005-2007).	200	See Principal Occupation Description

Terence J. Toth c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Board Member Nominee	Term: Annual or Class II Board Member until 2011(2) Length of Service: Since 2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Musso Capital Management (since 2008); Private Investor (since 2007); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	200	See Principal Occupation Description
Nominee/Board Member who is an interested person of the Funds

John P. Amboian(3) 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Board Member Nominee	Term: Annual or Class II Board Member until 2011(2) Length of Service: Since 2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisers, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4)	200	See Principal Occupation Description

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.

(2)	For Municipal Value, Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Municipal High Income 2, Board Member Hunter serves as a Class I Board Member and Board Member Schneider serves as a Class III Board Member. For Municipal Income, Board Members Amboian, Kundert and Toth serve as Class I Board Members. Board Members Hunter, Stockdale and Stone are Class III Board Members, and Board Members Bremner, Evans and Schneider are Class II Board Members.

(3)	“Interested person” as defined in the 1940 Act, by reason of being an officer and director of each Fund’s adviser.

(4)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

The dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2008 is set forth in Appendix A. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of December 31, 2008 is set forth in Appendix A. On December 31, 2008, Board Members and executive officers as a group beneficially owned approximately 640,000 shares of all funds managed by NAM (including shares held by the Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan). As of June 8, 2009, each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each Fund. As of June 8, 2009, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. As of June 8, 2009, no shareholder beneficially owned more than 5% of any class of shares of any Fund, except as provided in Appendix B.

Compensation

Effective January 1, 2008, for all funds in the Nuveen complex, Independent Board Members receive a $100,000 annual retainer plus (a) a fee of $3,250 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,500 per meeting for attendance in person where such in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,000 per meeting for attendance in person or $1,500 per meeting for by telephone at an audit committee meeting; (d) a fee of $2,000 per meeting for attendance at a regularly scheduled compliance, risk management and regulatory oversight committee meeting for regular quarterly meetings and $1,000 per meeting for attendance of other, non-quarterly meetings; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings, $1,000 for attendance at shareholder meetings, on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Independent Chairman receives $50,000 annually and the Lead Independent Director, if any, receives $35,000, the chairpersons of the audit committee, dividend committee and the compliance, risk management and regulatory oversight committee receive $7,500 and the chairperson of the nominating and governance committee receives $5,000 as additional retainers to the annual retainer paid to such individuals. Independent Board Members also receive a fee of $2,500 per day for site visits to entities that provide services to the Nuveen funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committee, however, in general such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Adviser serves without any compensation from the Funds.

The boards of certain Nuveen funds (the “Participating Funds”) established a Deferred Compensation Plan for Independent Board Members (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds.

Aggregate Compensation from the Funds(2)

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.	Terence J.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Toth

Municipal Value	$5,600	$4,716	$3,133	$3,123	$3,855	$3,983	$4,399	$730
Municipal Income	264	230	197	228	237	200	197	42
Premium Income	4,239	3,664	2,397	2,368	2,926	3,125	3,377	505
Performance Plus	4,100	3,538	2,317	2,293	2,830	3,015	3,259	510
Municipal Advantage	2,982	2,570	1,683	1,667	2,056	2,193	2,366	374
Municipal Market Opportunity	3,114	2,684	1,757	1,740	2,147	2,291	2,471	390
Investment Quality	2,433	2,100	1,374	1,357	1,677	1,795	1,936	287
Select Quality	2,330	2,008	1,315	1,302	1,607	1,714	1,849	292
Quality Income	3,742	3,229	2,115	2,094	2,583	2,752	2,974	467
Premier Municipal	1,320	1,141	746	737	911	973	1,052	156
Premier Insured	1,336	1,151	754	747	921	982	1,059	168
Premium Income 2	2,758	2,383	1,559	1,541	1,903	2,032	2,196	330
Premium Income 4	2,666	2,302	1,507	1,491	1,840	1,962	2,121	328
Dividend Advantage	2,573	2,218	1,452	1,436	1,773	1,894	2,043	316
Dividend Advantage 2	2,001	1,726	1,130	1,118	1,381	1,473	1,589	246
Dividend Advantage 3	2,701	2,332	1,527	1,510	1,864	1,988	2,149	331
Municipal High Income	1,478	1,277	835	827	1,021	1,088	1,176	182
Municipal High Income 2	746	1,552	479	553	575	1,582	479	111
Insured Dividend Advantage	2,044	1,760	1,153	1,142	1,408	1,502	1,620	258
Insured Municipal Opportunity	5,604	4,829	3,162	3,130	3,862	4,124	4,449	693
Insured Premium Income 2	2,291	1,978	1,294	1,280	1,581	1,688	1,821	278
Insured Quality	2,604	2,245	1,470	1,455	1,796	1,916	2,067	323
Insured Tax-Free Advantage	1,241	1,069	700	693	856	913	984	155
Select Maturities	447	389	316	372	391	338	329	192
Select Portfolio	803	673	431	468	511	579	616	304
Select Portfolio 2	828	695	444	481	526	597	636	309
Select Portfolio 3	622	521	334	362	396	448	477	235

Aggregate Compensation from the Funds(2)

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.	Terence J.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Toth

California Portfolio	300	251	161	174	190	216	230	112
New York Portfolio	185	155	99	107	117	133	142	70
Total Compensation from Nuveen Funds Paid to Board Members/Nominees(1)	$216,138	$189,578	$120,659	$128,240	$140,917	$160,362	$171,750	$28,695

(1)	Based on the total compensation paid, including deferred fees (including the return from the assumed investment in the eligible Nuveen funds), to the Board Members for the calendar year ended December 31, 2008 for services to the Nuveen open-end and closed-end funds advised by NAM.

(2)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen funds) payable are:

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.	Terence J.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Toth

Municipal Value	593	865	3,133	3,123	3,855	1,029	—	730
Municipal Income	—	—	—	—	—	—	—	—
Premium Income	447	669	2,397	2,368	2,926	805	—	505
Performance Plus	434	647	2,317	2,293	2,830	776	—	510
Municipal Advantage	316	470	1,683	1,667	2,056	565	—	374
Municipal Market Opportunity	329	491	1,757	1,740	2,147	590	—	390
Investment Quality	257	384	1,374	1,357	1,677	462	—	287
Select Quality	247	368	1,315	1,302	1,607	441	—	292
Quality Income	396	591	2,115	2,094	2,583	708	—	467
Premier Municipal	139	208	746	737	911	251	—	156
Premier Insured	141	211	754	747	921	253	—	168
Premium Income 2	291	435	1,559	1,541	1,903	524	—	330
Premium Income 4	282	421	1,507	1,491	1,840	505	—	328
Dividend Advantage	272	406	1,452	1,436	1,773	488	—	316
Dividend Advantage 2	212	316	1,130	1,118	1,381	379	—	246
Dividend Advantage 3	285	427	1,527	1,510	1,864	512	—	331
Municipal High Income	156	234	835	827	1,021	281	—	182

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.	Terence J.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Toth

Municipal High Income 2	—	—	—	—	—	—	—	—
Insured Dividend Advantage	216	322	1,153	1,142	1,408	386	—	258
Insured Municipal Opportunity	593	883	3,162	3,130	3,862	1,062	—	693
Insured Premium Income 2	242	362	1,294	1,280	1,581	435	—	278
Insured Quality	275	411	1,470	1,455	1,796	494	—	323
Insured Tax-Free Advantage	131	196	700	693	856	235	—	155
Select Maturities	—	—	—	—	—	—	—	—
Select Portfolio	93	127	431	468	511	136	—	304
Select Portfolio 2	96	131	444	481	526	139	—	309
Select Portfolio 3	72	98	334	362	396	105	—	235
California Portfolio	35	47	161	174	190	50	—	112
New York Portfolio	21	29	99	107	117	31	—	70

Committees

The Board of each Fund has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee.

John P. Amboian, Robert P. Bremner, Chair, and Judith M. Stockdale serve as current members of the executive committee of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, is limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) and (ii) matters of an administrative or ministerial nature. The number of executive committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth are current members of the dividend committee of each Fund. The dividend committee is authorized to declare distributions on the Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The number of dividend committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

William C. Hunter, William J. Schneider, Chair, Judith M. Stockdale and Carole E. Stone are current members of the compliance, risk management and regulatory oversight committee of each Fund. The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Funds which are not otherwise the jurisdiction of the other Board committees. The number of compliance, risk management and regulatory oversight committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Each Fund’s Board has an audit committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the New York Stock Exchange or the NYSE Amex, as applicable. Robert P. Bremner, Jack B. Evans, David J. Kundert, Chair, William J. Schneider and Terence J. Toth are current members of the audit committee of each Fund. The audit committee is responsible for the oversight and monitoring of (1) the accounting and reporting policies, procedures and practices and the audit of the financial statements of the Funds, (2) the quality and integrity of the financial statements of the Funds and (3) the independent registered public accounting firm’s qualifications, performance and independence. The audit committee reviews the work and any recommendations of the Funds’ independent registered public accounting firm. Based on such review, it is authorized to make recommendations to the Board. The audit committee is also responsible for the oversight of the Pricing Procedures of the Funds and the internal Valuation Group. The Boards have adopted a written Audit Committee Charter that conforms to the listing standards of the New York Stock Exchange or the NYSE Amex, as applicable. A copy of the Audit Committee Charter is attached as Appendix D. The number of audit committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Each Fund has a nominating and governance committee that is composed entirely of Independent Board Members who are also “independent” as defined by New York Stock

Exchange or NYSE Amex US listing standards, as applicable. Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone and Terence J. Toth are current members of the nominating and governance committee of each Fund. The purpose of the nominating and governance committee is to seek, identify and recommend to the Board qualified candidates for election or appointment to each Fund’s Board. In addition, the committee oversees matters of corporate governance, including the evaluation of Board performance and processes, and assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable. The committee operates under a written charter adopted and approved by the Boards of each Fund, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Info/Shareholder/. The number of nominating and governance committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The nominating and governance committee looks to many sources for recommendations of qualified candidates, including current Board Members, employees of the Adviser, current shareholders of the Funds, third party sources and any other persons or entities that may be deemed necessary or desirable by the committee. Shareholders of the Funds who wish to nominate a candidate to their Fund’s Board should mail information to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. This information must include evidence of Fund ownership of the person or entity recommending the candidate, a full listing of the proposed candidate’s education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is an “interested person” (as such term is defined in the 1940 Act) in relation to the Fund and such other information that would be helpful to the nominating and governance committee in evaluating the candidate. All satisfactorily completed information regarding candidates will be forwarded to the chairman of the nominating and governance committee and the outside counsel to the Independent Board Members. Recommendations for candidates to the Board will be evaluated in light of whether the number of Board members is expected to change and whether the Board expects any vacancies. All nominations from Fund shareholders will be acknowledged, although there may be times when the committee is not actively recruiting new Board members. In those circumstances nominations will be kept on file until active recruitment is under way.

The nominating and governance committee sets appropriate standards and requirements for nominations to the Board. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Board Member candidate, independence from the Adviser or other service providers. These experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills and experience, in the aggregate. All candidates must meet high expectations of personal integrity, governance experience and professional competence that are assessed on the basis of personal interviews, recommendations, or direct knowledge by committee members. The committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. There is no difference in the manner in which the nominating and governance committee evaluates candidates when the candidate is submitted by a shareholder. The nominating and governance committee reserves the right to make the final selection regarding the nomination of any prospective Board member.

The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix C. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Info/Shareholder/.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

				Number of
				Portfolios
		Term of		in Fund
	Position(s)	Office and		Complex
Name, Address	Held	Length of	Principal Occupation(s)	Served by
and Birth date	with Fund	Time Served(1)	During Past 5 Years	Officer

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002) and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC and Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); previously, Managing Director (from 2002-2004), General Counsel and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(2); Chartered Financial Analyst.	200

Williams Adams IV 333 West Wacker Drive Chicago, IL 60606 (6/9/55)	Vice President	Term: Annual Length of Service: Since 2007	Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC (since 1999), prior thereto, Managing Director of Structured Investments.	125

				Number of
				Portfolios
		Term of		in Fund
	Position(s)	Office and		Complex
Name, Address	Held	Length of	Principal Occupation(s)	Served by
and Birth date	with Fund	Time Served(1)	During Past 5 Years	Officer

Mark J.P. Anson 333 West Wacker Drive Chicago, IL 60606 (6/10/59)	Vice President	Term: Annual Length of Service: Since 2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of British Telecom Pension Scheme (2006-2007); Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst, Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	200

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1/11/62)	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004), previously, Vice President (1993-2004) of Nuveen Investments LLC.	125

Nizida Arriaga 333 West Wacker Drive Chicago, IL 60606 (6/1/68)	Vice President	Term: Annual Length of Service: Since 2009	Vice President of Nuveen Investments, LLC (since 2007); previously, portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	200

Michael T. Atkinson 333 West Wacker Drive Chicago, IL 60606 (2/3/66)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2002	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	200

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term: Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt. (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	200

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term: Annual Length of Service: Since 1993	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	200

				Number of
				Portfolios
		Term of		in Fund
	Position(s)	Office and		Complex
Name, Address	Held	Length of	Principal Occupation(s)	Served by
and Birth date	with Fund	Time Served(1)	During Past 5 Years	Officer

William T. Huffman 333 West Wacker Drive Chicago, IL 60606 (5/7/69)	Vice President	Term: Annual Length of Service: Since 2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; Certified Public Accountant.	200

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) formerly, Vice President (2006-2008), formerly, Assistant Vice President and Assistant General Counsel of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008), and Assistant Secretary (since 2003) of Nuveen Asset Management; formerly, Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006).	200

David J. Lamb 333 West Wacker Drive Chicago, IL 60606 (3/22/63)	Vice President	Term: Annual Length of Service: Since 2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005); Certified Public Accountant.	200

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President (since 2009), formerly, Vice President (1999-2009) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	200

				Number of
				Portfolios
		Term of		in Fund
	Position(s)	Office and		Complex
Name, Address	Held	Length of	Principal Occupation(s)	Served by
and Birth date	with Fund	Time Served(1)	During Past 5 Years	Officer

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President, Assistant General Counsel and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management LLC (since 2006), Nuveen Hyde Park Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(2)	200

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director (since 2008), formerly Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly Vice President (2007-2008) and Assistant Secretary (since 2007), Nuveen Asset Management, Nuveen Investments Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc.; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	200

				Number of
				Portfolios
		Term of		in Fund
	Position(s)	Office and		Complex
Name, Address	Held	Length of	Principal Occupation(s)	Served by
and Birth date	with Fund	Time Served(1)	During Past 5 Years	Officer

John V. Miller 333 West Wacker Drive Chicago, IL 60606 (4/10/67)	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	200

Gregory Mino 333 West Wacker Drive Chicago, IL 60606 (1/4/71)	Vice President	Term: Annual Length of Service: Since 2009	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	200

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, IL 60606 (8/1/71)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Vice President and Assistant Secretary of Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).	200

James F. Ruane 333 West Wacker Drive Chicago, IL 60606 (7/3/62)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	200

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 (12/21/68)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	200

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.

(2)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

2.  Approval of the Elimination of Fundamental Investment Policies and Approval of New Fundamental Policies for Premium Income, Performance Plus, Insured Quality, Insured Municipal Opportunity, Premier Insured, Insured Premium Income 2, Municipal Advantage, Municipal Market Opportunity, Investment Quality, Select Quality, Quality Income, Premier Municipal, Premium Income 2, Premium Income 4, Dividend Advantage, Dividend Advantage 2, Dividend Advantage 3 and Municipal High Income (Affected Municipal Funds)

The Affected Municipal Funds have adopted certain fundamental investment policies relating to (i) investments in municipal securities and below investment grade securities, (ii) investments in other investment companies and/or (iii) investments in derivatives, short sales and commodities as described below (together, the “Current Fundamental Policies,” and each, a “Current Fundamental Policy”), that can only be changed by shareholder vote. The Current Fundamental Policies adopted by the Affected Municipal Funds reflected industry and other market conditions present at the time of the inception of each Fund.

Nuveen’s municipal closed-end funds are seeking to adopt a uniform, “up to date” set of investment policies (the “New Investment Policies”). In general, the funds currently have a somewhat diverse set of policies, reflecting when the funds were launched over the past 20 years as well as developments over time in the municipal market, including new types of securities as well as investment strategies. The potential benefits of the New Investment Policies to you as a Fund shareholder are:

•	enhanced ability of the Affected Municipal Funds to generate attractive levels of tax-exempt income, while retaining the Affected Municipal Funds’ orientation on investment grade quality municipal securities;

•	increased flexibility in diversifying portfolio risks and managing duration (the sensitivity of bond prices to interest rate changes) to pursue the preservation and possible growth of capital, which, if successful, will help to sustain and build common shareholder net asset value and asset coverage levels for preferred shares; and

•	improved secondary market competitiveness which may benefit common shareholders through higher relative market price and/or stronger premium/discount performance.

In order to implement the New Investment Policies, each Affected Municipal Fund must make certain changes to its existing policies, including certain fundamental policies that require your vote of approval. In some cases, this may require your separate votes to approve the elimination of a Current Fundamental Policy as well as the implementation of a new, replacement fundamental policy (together, the “New Fundamental Policies” and each, a “New Fundamental Policy”). Because each Affected Municipal Fund tends to be situated somewhat differently, the specific changes required to implement the New Investment Policies often vary from fund to fund.

The primary purposes of these changes are to provide the Affected Municipal Funds with increased investment flexibility and to create consistent investment policies for all Nuveen municipal bond funds to promote operational efficiencies. Implementation of the New

Fundamental Policies is contingent on shareholder approval of the elimination of the Current Fundamental Policies.

The Board has unanimously approved, and unanimously recommends the approval by shareholders of each Affected Municipal Fund, the elimination of the Current Fundamental Policies of the Affected Municipal Funds. In connection with eliminating the Current Fundamental Policies, the Board unanimously approved, and unanimously recommends the approval by shareholders of each Affected Municipal Fund of, the New Fundamental Policies, described below. In addition, the Board has approved certain new non-fundamental policies, described below (the “New Non-Fundamental Policies”).

(a)	Elimination of Fundamental Policies Relating to Investments in Municipal Securities and Below Investment Grade Securities (All Affected Municipal Funds except Insured Quality, Insured Municipal Opportunity, Premier Insured, Insured Premium Income 2)

The Current Fundamental Policies with respect to each Affected Municipal Fund’s investments in municipal securities and the ability to invest in below investment grade securities that are proposed to be eliminated are as follows:

Premium Income, Performance Plus, Municipal Advantage, Municipal Market Opportunity, Investment Quality, Select Quality, Quality Income, Premier Municipal, Premium Income 2 and Premium Income 4

(i) Except to the extent that the Fund buys temporary investments, the Fund will, as a fundamental policy, invest substantially all of its assets (more than 80%) in tax-exempt municipal bonds that are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody’s or Standard & Poor’s, except that the Fund may invest up to 20% of its assets in unrated municipal bonds which, in Nuveen Advisory’s opinion, have credit characteristics equivalent to, and are of comparable quality to, municipal bonds so rated. The Fund will not invest in any rated municipal bonds that are rated lower than Baa by Moody’s or BBB by Standard & Poor’s at the time of purchase.

Dividend Advantage

(i) The Fund will invest its net assets in a diversified portfolio of municipal bonds that are exempt from regular Federal income tax. Under normal market conditions, and except for the temporary investments described below, the Fund expects to be fully invested (at least 95% of its assets) in such tax-exempt municipal bonds.

(ii) The Fund will invest at least 80% of its net assets in investment grade quality municipal bonds rated as such at the time of investment. Investment grade quality means that such bonds are rated within the four highest grades (Baa or BBB or better) by Moody’s, S&P or Fitch or are unrated but judged to be of comparable quality by Nuveen Advisory.

(iii) The Fund may invest up to 20% of its net assets in municipal bonds that are, at the time of investment, rated Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by Nuveen Advisory.

Dividend Advantage 2 and Dividend Advantage 3

(i) Under normal market conditions, the Fund will invest its net assets in a portfolio of municipal bonds that are exempt from regular federal income taxes. Under normal market conditions, the Fund expects to be fully invested (at least 95% of its assets) in such tax-exempt municipal bonds.

Municipal High Income

(i) Under normal circumstances, the Fund may not invest less than 80% of the Fund’s net assets (plus any borrowings for investment purposes) in investments the income from which is exempt from regular federal income tax.

(b)	Approval of New Fundamental Policy Relating to Investments in Municipal Securities (All Affected Municipal Funds except Insured Quality, Insured Municipal Opportunity, Premier Insured, Insured Premium Income 2)

The following New Fundamental Policy will replace each Affected Municipal Fund’s Current Fundamental Policy or Policies referenced in 2(a) above. Implementation of the following New Fundamental Policy by each Affected Municipal Fund is contingent on shareholder approval of the elimination of each Affected Municipal Fund’s Current Fundamental Policy or Policies. The proposed New Fundamental Policy with respect to each Fund’s investments in municipal securities is as follows:

(i) Under normal circumstances, the Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or any preferred shares outstanding (“Managed Assets”) in municipal securities and other related investments, the income from which is exempt from regular federal income tax.

In addition, the Board has adopted New Non-Fundamental Policies with respect to investing in investment grade securities for each Affected Municipal Fund except Municipal High Income, which will be implemented upon the elimination of the Current Fundamental Policies described in 2(a) above. The New Non-Fundamental Policies relating to investing in investment grade securities are as follows:

(i) Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization or are unrated but judged to be of comparable quality by the Fund’s investment adviser (“NAM”).

(ii) The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by NAM.

(iii) No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by NAM.

Related to these changes, the Board of each Affected Municipal Fund has also amended and standardized the description of “municipal securities” or “municipal obligations” in which an

Affected Municipal Fund may invest to include various types of municipal securities. The new description, tailored as appropriate to each Affected Municipal Fund, generally provides:

The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal income tax (“Municipal Obligations”). Municipal Obligations are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories to finance or refinance public projects such as roads, schools, and water supply systems. Municipal Obligations may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal Obligations may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal Obligations may also be issued to finance projects on a short term interim basis, anticipating repayment with the proceeds on long term debt. Municipal Obligations may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Fund.

(c)	Elimination of the Fundamental Policy Relating to Investing in Other Investment Companies (Premium Income, Performance Plus, Insured Quality, Insured Municipal Opportunity, Premier Insured, Insured Premium Income 2, Municipal Advantage, Municipal Market Opportunity, Investment Quality, Select Quality, Quality Income, Premier Municipal, Premium Income 2 and Premium Income 4)

The Affected Municipal Funds listed above do not have specific restrictions as to investments in other investment companies. However, each such Affected Municipal Fund has an investment policy which only permits investment in municipal obligations and temporary investments and thereby prohibits investment in other investment companies. The general restriction that only permits investment in municipal obligations and temporary investments is as follows:

(i) The Fund may not invest in securities other than Municipal Obligations and temporary investments as described under “Investment Objectives and Policies — Portfolio Investments.”*

In addition, with respect to each Fund’s ability to invest in other investment companies, the Board has adopted a New Non-Fundamental Policy to be implemented upon the elimination of that Affected Municipal Fund’s Current Fundamental Policy relating to investments in other

 * References are to a Fund’s registration statement.

investment companies. The proposed New Non-Fundamental Policy relating to investments in other investment companies is as follows:

(i) The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (often referred to as “ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly.

(d)	Elimination of Fundamental Policy Relating to Commodities (Premium Income, Performance Plus, Insured Quality, Insured Municipal Opportunity, Premier Insured, Insured Premium Income 2, Municipal Advantage, Municipal Market Opportunity, Investment Quality, Select Quality, Quality Income, Premier Municipal, Premium Income 2 and Premium Income 4)

The Current Fundamental Policy with respect to investment in commodities for each Affected Municipal Fund named above that is proposed to be eliminated is as follows:

(i) The Fund, as a fundamental policy, may not purchase or sell commodities or commodities contracts, except for transactions involving futures contracts within the limits described under “Certain Trading Strategies of the Fund — Financial Futures and Options Transactions.”*

(e)	Approval of New Fundamental Policy Relating to Commodities (Premium Income, Performance Plus, Insured Quality, Insured Municipal Opportunity, Premier Insured, Insured Premium Income 2, Municipal Advantage, Municipal Market Opportunity, Investment Quality, Select Quality, Quality Income, Premier Municipal, Premium Income 2 and Premium Income 4)

It is proposed that each named Affected Municipal Fund adopt a New Fundamental Policy with respect to commodities. The adoption of the following New Fundamental Policy for each Affected Municipal Funds is contingent on shareholder approval of the elimination of that Affected Municipal Fund’s Current Fundamental Policy with respect to commodities, as reflected in 2(d) above. The proposed New Fundamental Policy is as follows:

(i) The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).

(f)	Elimination of Fundamental Policies Relating to Derivatives and Short Sales

The Current Fundamental Policies relating to derivatives and short sales that are proposed to be eliminated are as follows:

Premium Income

(i) The Fund may not make short sales of securities or purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except for transactions involving options within the limits described under “Certain Trading Strategies of the Fund — Financial Futures and Options Transactions.”*

 * References are to a Fund’s registration statement.

(ii) The Fund may not purchase financial futures and options except within the limits described in “Certain Trading Strategies of the Fund — Financial Futures and Options Transactions.”*

Performance Plus, Insured Quality, Insured Municipal Opportunity, Premier Insured, Insured Premium Income 2, Municipal Advantage, Municipal Market Opportunity, Investment Quality, Select Quality, Quality Income, Premier Municipal, Premium Income 2 and Premium Income 4

(i) The Fund may not make short sales of securities or purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a standby commitment may be considered the purchase of a put, and except for transactions involving options within the limits described under “Certain Trading Strategies of the Fund — Financial Futures and Options Transactions.”*

(ii) The Fund may not purchase financial futures and options except within the limits described in “Certain Trading Strategies of the Fund — Financial Futures and Options Transactions.”*

In connection with the elimination of the Current Fundamental Policies relating to derivatives and short sales, as reflected in 2(f) above, the Board has adopted the following New Non-Fundamental Policies for each named Affected Municipal Fund. The New Non-Fundamental Policies are contingent on shareholder approval of the elimination of that Affected Municipal Fund’s Current Fundamental Policies with respect to derivatives and short sales. The New Non-Fundamental Polices are as follows:

(i) The Fund may invest in derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. NAM uses derivatives to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

(ii) The Fund may not sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(iii) The Fund may not enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

Board Recommendation

The Board believes that eliminating the Current Fundamental Policies and adopting the New Investment Policies gives the Adviser flexibility to rapidly respond to continuing developments in the municipal market and would enhance the portfolio managers’ ability to meet each

 * References are to a Fund’s registration statement.

Affected Municipal Fund’s investment objective. In addition, the Board believes that the proposed changes will create consistent investment policies for all Nuveen municipal bond funds and will help to promote operational efficiencies.

The Board recommends that shareholders of each Affected Municipal Fund vote to approve the elimination of each Current Fundamental Policy and vote to approve each New Fundamental Policy.

3.	Approval of the Elimination of Fundamental Investment Policies and Approval of the New Fundamental Policy for Insured Municipal Opportunity, Insured Quality and Insured Dividend Advantage (Affected Insured Funds)

The Affected Insured Funds have adopted certain fundamental investment policies, as described below (together, “Fundamental Policies,” each a “Fundamental Policy”), that can only be changed by shareholder vote. The Fundamental Policies adopted by the Affected Insured Funds reflected industry conditions present in the municipal bond market at the time of the inception of these Funds.

Since that time, however, deterioration in the credit quality of securities backed by sub-prime residential mortgages has disrupted many markets and companies, including bond insurers, who in addition to insuring municipal bonds, have also provided guarantees on these mortgage-related securities. As a result, the financial strength ratings of certain municipal bond insurers have come under greater scrutiny. The ratings assigned to some municipal bond insurers either have been downgraded or are being reviewed for possible downgrades by certain of the primary ratings agencies.

As a result of these conditions facing the bond insurance market, the Board unanimously approved, and unanimously recommends the approval by each Affected Insured Fund’s shareholders of the elimination of certain Fundamental Policies of the Affected Insured Funds that are restricting, or may be expected in the future to restrict, each Fund’s ability to effectively make investments. In connection with eliminating the Fundamental Policies, the Board unanimously approved, and unanimously recommends the approval by shareholders of a new fundamental policy, described below (the “New Fundamental Policy”). The elimination of each Fundamental Policy described below is contingent on shareholder approval of the New Fundamental Policy. In addition, the Board has approved new non-fundamental policies, described below (the “New Non-Fundamental Policies” and together with the New Fundamental Policy, the “New Policies”). The New Policies are designed to provide portfolio managers with important flexibility to respond to on-going developments in the bond insurance market, while ensuring the Affected Insured Funds continue to invest substantially all (at least 80%) of their investments in insured bonds backed by insurers with solid credit ratings.

(a)	Elimination of Fundamental Policies Relating to Tax-Exempt Securities

The Fundamental Policy or Policies of each Affected Insured Fund that are proposed to be eliminated are as follows:

Insured Municipal Opportunity

(i) Except to the extent that the Fund buys temporary investments, the Fund will invest substantially all of its assets in tax-exempt municipal bonds that either are covered by insurance guaranteeing the timely payment of principal and interest on the bonds, or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Uninsured municipal bonds backed by an escrow or trust account will not constitute more than 20% of the Fund’s assets.

Insured Quality

(i) Except to the extent that the Fund buys temporary investments as described below, the Fund will invest all of its assets in tax-exempt municipal bonds that are either covered by insurance guaranteeing the timely payment of principal and interest on the bonds or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest.

(ii) Uninsured municipal bonds backed by an escrow or trust account will not constitute more than 20% of the Fund’s assets.

Insured Dividend Advantage

(i) Under normal market conditions, the Fund will invest at least 80% of its net assets in a portfolio of municipal bonds that are exempt from regular federal income taxes and that are covered by insurance guaranteeing the timely payment of principal and interest thereon.

(b)	Approval of the New Fundamental Policy Relating to Tax-Exempt Securities (All Affected Insured Funds)

In connection with eliminating the Fundamental Policies, the Board of each Affected Insured Fund has unanimously approved, and recommends that shareholders of each Affected Insured Fund approve, a New Fundamental Policy relating to each Affected Insured Fund’s policy of investing 80% (or greater) of its assets in a portfolio of tax-exempt securities. The New Fundamental Policy will replace each Affected Insured Fund’s Fundamental Policy (i), as described above. Implementation of the New Fundamental Policy is contingent on shareholder approval of the elimination of Fundamental Policy (i) for each Affected Insured Fund. The New Fundamental Policy is as follows:

(i) Under normal circumstances, the Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or preferred shares outstanding (“Managed Assets”), in a portfolio of securities that pay interest exempt from federal income tax (“municipal securities”).

New Non-Fundamental Policies

In connection with eliminating the Fundamental Policies, the Board of each Affected Insured Fund has also adopted New Non-Fundamental Policies, as described below. To the extent that the New Non-Fundamental Policies conflict with the existing Fundamental Policies, implementation of the New Non-Fundamental Policies is contingent on shareholder approval of the elimination of the Fundamental Policies. To the extent such Non-Fundamental Policies do not conflict with the existing Fundamental Policies, the New Non-Fundamental Policies have already been implemented. By eliminating the Fundamental Policies and adopting the New Non-Fundamental Policies, each Affected Insured Fund would be able to change these policies in the future with the approval of the Board, without the need to obtain prior shareholder approval. However, each Affected Insured Fund’s New Non-Fundamental Policy that it will invest at least 80% of its Managed Assets in a portfolio of securities that are covered by insurance may only be changed by such Fund’s Board following the provision of 60 days’ prior written notice to shareholders.

The New Non-Fundamental Policies that the Board of each Affected Insured Fund has adopted are as follows:

(i) Under normal circumstances, the Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or preferred shares outstanding (“Managed Assets”), in a portfolio of securities that are covered by insurance guaranteeing the timely payment of principal and interest thereon. Inverse floaters whose underlying bonds are covered by insurance guaranteeing the timely payment of principal and interest thereon are included in the above-referenced 80% test. In addition, for the 80% test above, insurers must have a claims-paying ability rated at least A by a nationally recognized statistical rating organization (NRSRO) at the time of purchase or at the time the bond is insured while in the portfolio.

(ii) Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities covered by insurance from insurers with a claims-paying ability rated AA or better by an NRSRO at the time of purchase; municipal securities rated AA or better by an NRSRO, or that are unrated but judged to be of comparable quality by the Fund’s investment adviser, at the time of purchase; or municipal bonds backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest.

(iii) Under normal circumstances, the Fund may invest up to 20% of its Managed Assets in municipal securities covered by insurance from insurers with a claims-paying ability rated BBB or better by an NRSRO; or municipal securities rated at least BBB or better by an NRSRO, or that are unrated but judged to be of comparable quality by the Fund’s investment adviser, at the time of purchase.

Board Recommendation

The Board believes that eliminating the Fundamental Policies and adopting the New Policies gives the Adviser flexibility to rapidly respond to continuing developments in the bond insurance market and would enhance the portfolio managers’ ability to meet each Affected Insured Fund’s investment objective and keep each Fund fully invested. While the Board believes that the New Policies give the Adviser adequate flexibility under current market conditions, if the market changes in the future, the Affected Insured Funds may desire to refine these parameters further and the Board may change the New Non-Fundamental Policies without shareholder approval.

The Board of Trustees recommends that shareholders of each Affected Insured Fund vote to approve the elimination of each Fundamental Policy and vote to approve the New Fundamental Policy.

Audit Committee Report

The audit committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Funds’ financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each committee member meets the independence and experience requirements, as applicable, of the New York Stock Exchange, NYSE Amex, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61 (Communication with Audit Committees), as amended by SAS No. 90 (Audit Committee Communications). Each Fund’s independent registered public accounting firm provided to the committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the committee, the committee has recommended that the Boards include the audited financial statements in each Fund’s Annual Report.

The current members of the committee are:
Robert P. Bremner
Jack B. Evans
David J. Kundert
William J. Schneider
Terence J. Toth

Audit and Related Fees. The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees		Audit Related Fees				Tax Fees				All Other Fees
	Fund(1)		Fund(2)		Adviser and Adviser Entitles		Fund(3)		Adviser and Adviser Entities		Fund(4)		Adviser and Adviser Entities
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	2007	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007	2008

Municipal Value	$59,156	$66,542	$0	$0	$0	$0	$500	$0	$0	$0	$0	$0	$0	$0
Municipal Income	8,701	9,826	0	0	0	0	500	0	0	0	0	0	0	0
Premium Income	45,546	51,660	0	0	0	0	500	0	0	0	2,350	3,350	0	0
Performance Plus	43,427	49,362	0	0	0	0	500	0	0	0	2,350	3,350	0	0
Municipal Advantage	33,523	37,760	0	0	0	0	500	0	0	0	2,350	3,350	0	0
Municipal Market Opportunity	34,515	39,058	0	0	0	0	500	0	0	0	2,350	3,350	0	0
Investment Quality	28,799	32,696	0	0	0	0	500	0	0	0	2,350	3,350	0	0
Select Quality	27,449	31,050	0	0	0	0	500	0	0	0	2,350	3,350	0	0
Quality Income	39,998	45,477	0	0	0	0	500	0	0	0	2,350	3,350	0	0
Premier Municipal	18,733	21,103	0	0	0	0	500	0	0	0	2,350	3,350	0	0
Premier Insured	18,333	20,909	0	0	0	0	500	0	0	0	2,350	3,350	0	0
Premium Income 2	31,970	36,045	0	0	0	0	500	0	0	0	2,350	3,350	0	0
Premium Income 4	30,631	34,818	0	0	0	0	500	0	0	0	2,350	3,350	0	0
Dividend Advantage	29,926	33,791	0	0	0	0	500	0	0	0	750	850	0	0
Dividend Advantage 2	24,449	27,704	0	0	0	0	500	0	0	0	750	850	0	0
Dividend Advantage 3	30,797	35,039	0	0	0	0	500	0	0	0	750	850	0	0
Municipal High Income	20,241	22,537	0	0	0	0	500	0	0	0	750	800	0	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of audit or review of financial statements and are not reported under “Audit Fees.”

(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.

(4)	“All Other Fees” are the aggregate fees billed for products and services for agreed-upon procedures engagements for the leveraged Funds.

	Audit Fees		Audit Related Fees				Tax Fees				All Other Fees
	Fund(1)		Fund(2)		Adviser and Adviser Entitles		Fund(3)		Adviser and Adviser Entities		Fund(4)		Adviser and Adviser Entities
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	2007	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007	2008

Insured Dividend Advantage	$24,467	$27,987	$0	$0	$0	$0	$500	$0	$0	$0	$750	$850	$0	$0
Insured Municipal Opportunity	56,946	65,037	0	0	0	0	500	0	0	0	2,350	3,350	0	0
Insured Premium Income 2	27,178	31,007	0	0	0	0	500	0	0	0	750	850	0	0
Insured Quality	30,015	34,177	0	0	0	0	500	0	0	0	2,350	3,350	0	0
Insured Tax-Free Advantage	17,375	19,883	0	0	0	0	500	0	0	0	750	850	0	0
Municipal High Income 2(5)	N/A	14,110	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of audit or review of financial statements and are not reported under “Audit Fees.”

(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.

(4)	“All Other Fees” are the aggregate fees billed for products and services for agreed-upon procedures engagements for the leveraged Funds.

(5)	The Fund commenced operations on November 16, 2007.

	Audit Fees		Audit Related Fees				Tax Fees				All Other Fees
	Fund(1)		Fund(2)		Adviser and Adviser Entitles		Fund(3)		Adviser and Adviser Entities		Fund(4)		Adviser and Adviser Entities
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	2008	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008	2009

Select Maturities	$11,018	$11,418	$0	$0	$0	$0	$500	$0	$0	$0	$0	$0	$0	$0
Select Portfolio	14,420	15,019	0	0	0	0	500	0	0	0	0	0	0	0
Select Portfolio 2	14,860	15,079	0	0	0	0	500	0	0	0	0	0	0	0
Select Portfolio 3	12,810	13,336	0	0	0	0	500	0	0	0	0	0	0	0
California Portfolio	9,948	10,127	0	0	0	0	500	0	0	0	0	0	0	0
New York Portfolio	8,881	9,027	0	0	0	0	500	0	0	0	0	0	0	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of audit or review of financial statements and are not reported under “Audit Fees.”

(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.

(4)	“All Other Fees” are the aggregate fees billed for products and services for agreed-upon procedures engagements for the leveraged Funds.

Non-Audit Fees. The following tables provide the aggregate non-audit fees billed by each Fund’s independent registered accounting firm for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund’s last two fiscal years.

			Total Non-Audit Fees Billed
			to
			Adviser and Adviser Entitles
			(Engagements Related		Total Non-Audit Fees Billed
			Directly to the Operations		to
	Total Non-Audit		and		Adviser and Adviser Entities
	Fees Billed to Fund		Financial Reporting of Fund)		(All Other Engagements)		Total
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
	Ended 2007	Ended 2008	Ended 2007	Ended 2008	Ended 2007	Ended 2008	Ended 2007	Ended 2008

Municipal Value	$500	$0	$0	$0	$0	$0	$500	$0
Municipal Income	500	0	0	0	0	0	500	0
Premium Income	2,850	3,350	0	0	0	0	2,850	3,350
Performance Plus	2,850	3,350	0	0	0	0	2,850	3,350
Municipal Advantage	2,850	3,350	0	0	0	0	2,850	3,350
Municipal Market Opportunity	2,850	3,350	0	0	0	0	2,850	3,350
Investment Quality	2,850	3,350	0	0	0	0	2,850	3,350
Select Quality	2,850	3,350	0	0	0	0	2,850	3,350
Quality Income	2,850	3,350	0	0	0	0	2,850	3,350
Premier Municipal	2,850	3,350	0	0	0	0	2,850	3,350
Premier Insured	2,850	3,350	0	0	0	0	2,850	3,350
Premium Income 2	2,850	3,350	0	0	0	0	2,850	3,350
Premium Income 4	2,850	3,350	0	0	0	0	2,850	3,350
Dividend Advantage	1,250	850	0	0	0	0	1,250	850
Dividend Advantage 2	1,250	850	0	0	0	0	1,250	850
Dividend Advantage 3	1,250	850	0	0	0	0	1,250	850
Municipal High Income	1,250	800	0	0	0	0	1,250	800
Insured Dividend Advantage	1,250	850	0	0	0	0	1,250	850
Insured Municipal Opportunity	2,850	3,350	0	0	0	0	2,850	3,350
Insured Premium Income 2	1,250	850	0	0	0	0	1,250	850
Insured Quality	2,850	3,350	0	0	0	0	2,850	3,350
Insured Tax-Free Advantage	1,250	850	0	0	0	0	1,250	850
Municipal High Income 2(1)	N/A	0	N/A	0	N/A	0	N/A	0

(1)	The Fund commenced operations on November 16, 2007.

			Total Non-Audit Fees Billed
			to
			Adviser and Adviser Entitles
			(Engagements Related		Total Non-Audit Fees Billed
			Directly to the Operations		to
	Total Non-Audit		and		Adviser and Adviser Entities
	Fees Billed to Fund		Financial Reporting of Fund)		(All Other Engagements)		Total
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
	Ended 2008	Ended 2009	Ended 2008	Ended 2009	Ended 2008	Ended 2009	Ended 2008	Ended 2009

Select Maturities	$500	$0	$0	$0	$0	$0	$500	$0
Select Portfolio	500	0	0	0	0	0	500	0
Select Portfolio 2	500	0	0	0	0	0	500	0
Select Portfolio 3	500	0	0	0	0	0	500	0
California Select Portfolio	500	0	0	0	0	0	500	0
New York Select Portfolio	500	0	0	0	0	0	500	0

Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

The audit committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the audit committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

Additional Information

Appointment of the Independent Registered Public Accounting Firm

Each Board has appointed Ernst & Young LLP as independent registered public accounting firm to audit the books and records of each Fund for its current fiscal year. A representative of Ernst & Young LLP will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. Ernst & Young LLP has informed each Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the New York Stock Exchange or NYSE Amex, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year, except as follows: Mr. Thomas Spalding, a portfolio manager and officer of NAM, made a late filing on Form 4 with respect to Municipal Advantage, Municipal Market Opportunity and Performance Plus. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as provided in Appendix B.

Information About the Adviser

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen. Nuveen is a wholly-owned subsidiary of Windy City, a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

Shareholder Proposals

To be considered for presentation at the annual meeting of shareholders of the Funds to be held in 2010, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than March 3, 2010. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s By-Laws, submit such written notice to the Fund not later than May 17, 2010 or prior to April 27, 2010. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the fund or funds that you own. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member and it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

With respect to routine items, the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Funds pro rata based on the number of shareholder accounts. For non-routine items, the costs in connection with the solicitation of proxies will be paid by the Funds subject to such non-routine items based on the number of shareholder accounts. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation.

Fiscal Year

The fiscal year end for each Fund (except Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio) is October 31. The fiscal year end for Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio is March 31.

Annual Report Delivery

Annual reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on July 28, 2009:

Each Fund’s Proxy Statement is available at www.nuveen.com/CEF/Info/Shareholder/ProxyStatements.aspx. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meetings. However, if other matters are properly presented to the Annual Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund’s By-Laws, an adjournment of a meeting with respect to a matter requires the affirmative vote of a majority of the shares entitled to vote on the matter present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy
Vice President and Secretary
June 19, 2009

APPENDIX A

Beneficial Ownership

The following table lists the dollar range of equity securities beneficially owned by each Board Member nominee in each Fund and in all Nuveen funds overseen by the Board Member nominee as of December 31, 2008.

						Municipal
	Municipal	Municipal	Premium	Performance	Municipal	Market	Investment	Select	Quality	Premier	Premier	Premium	Premium
Board Member Nominees	Value	Income	Income	Plus	Advantage	Opportunity	Quality	Quality	Income	Municipal	Insured	Income 2	Income 4

Board Members/ Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$1-10,000	$0	$0	$0	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$1-10,000	$0	$0	$0	$1-10,000	$0	$1-$10,000	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Board Member/ Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$50,001-$100,000	$0	$10,001-$50,000	$0	$0	$0	$0	$10,001-$50,000	$0	$0	$0

Dollar Range of Equity Securities
																	Aggregate
																	Range of
																	Securities
																	All Registered
																	Investment
																	Companies
																	Overseen by
																	Board Member
																	Nominees in
				Municipal	Municipal	Insured	Insured	Insured		Insured							Family of
	Dividend	Dividend	Dividend	High	High	Dividend	Municipal	Premium	Insured	Tax-Free	Select	Select	Select	Select	California	New York	Investment
Board Member Nominees	Advantage	Advantage 2	Advantage 3	Income	Income 2	Advantage	Opportunity	Income 2	Quality	Advantage	Maturities	Portfolio	Portfolio 2	Portfolio 3	Portfolio	Portfolio	Companies(1)

Board Members/ Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Jack B. Evans	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
William C. Hunter	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
David J. Kundert	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
William J. Schneider	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Judith M. Stockdale	$1-10,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Carole E. Stone	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$50,001-$100,000
Terence J. Toth	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Board Member/ Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$50,001-$100,000	$0	$0	$0	$0	$10,001-$50,000	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000

(1)	The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by the Board Member.

The following table sets forth, for each Board Member and Board Member Nominee and for the Board Members and Board Member Nominees and officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2008. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

Fund Shares Owned By Board Members And Officers(1)
						Municipal
	Municipal	Municipal	Premium	Performance	Municipal	Market	Investment	Select	Quality	Premier	Premier	Premium
Board Member Nominees	Value	Income	Income	Plus	Advantage	Opportunity	Quality	Quality	Income	Municipal	Insured	Income 2

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	29	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	917	0	0	0	4	0	901
Carol E. Stone	0	0	0	0	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0	0	0	0	0
Board Members/Nominee who is an interested person of the Funds
John P. Amboian	0	0	5,000	0	4,000	0	0	0	0	2,500	0	0
All Board Members and Officers as a Group	25,002	0	17,000	3,529	11,176	2,125	1,000	0	0	2,504	0	901

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

Fund Shares Owned By Board Members And Officers(1)
					Municipal	Municipal	Insured	Insured	Insured		Insured
	Premium	Dividend	Dividend	Dividend	High	High	Dividend	Municipal	Premium	Insured	Tax-Free	Select	Select	Select	Select	California	New York
Board Member Nominees	Income 4	Advantage	Advantage 2	Advantage 3	Income	Income 2	Advantage	Opportunity	Income 2	Quality	Advantage	Maturities	Portfolio	Portfolio 2	Portfolio 3	Portfolio	Portfolio

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Jack B. Evans	0	2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	963	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Board Members/Nominee who is an interested person of the Funds
John P. Amboian	0	0	0	5,000	0	0	0	0	5,000	0	0	0	0	0	0	0	0
All Board Members and Officers as a Group	0	55,163	1,000	6,211	4,916	0	0	6,806	5,000	0	0	0	0	0	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

APPENDIX B

List of Beneficial Owners Who Own More Than 5% of Any Class of Shares in Any Fund

The following chart lists each shareholder or group of shareholders who beneficially own more than 5% of any class of shares of any Fund*:

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

Premium Income (NPI) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	2,812	16.2%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	904	5.2%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	1,908	11.0%

Performance Plus (NPP) — Auction Rate Preferred Shares	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	953	5.42%

	Bank of America Corporation(a) 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	916	5.2%

	Blue Ridge Investments, L.L.C.(a) 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255

Municipal Advantage (NMA) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	2,390	17.5%

	Citigroup Financial Products Inc.(b) 88 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 88 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

Municipal Market Opportunity (NMO) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	1,016	7.0%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Citigroup Financial Products Inc.(b) 88 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 88 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

Investment Quality (NQM) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	797	8.7%

	Citigroup Financial Products Inc.(b) 88 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 88 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	990	10.8%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	647	7.0%

Select Quality (NQS) — Auction Rate Preferred Shares	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	659	6.2%

	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	759	7.1%

	Citigroup Financial Products Inc.(b) 88 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 88 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

Quality Income (NQU) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	1,946	11.7%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	838	5.0%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	1,108	6.7%

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	917	5.51%

Premier Municipal (NPF) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	330	6.5%

	Citigroup Financial Products Inc.(b) 88 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 88 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

Premier Insured (NIF) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	859	13.9%

	Citigroup Financial Products Inc.(b) 88 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 88 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	323	5.56%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

Premium Income 2 (NPM) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	940	8.3%

	Citigroup Financial Products Inc.(b) 88 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 88 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	1,153	10.2%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	786	6.9%

Premium Income 4 (NPT) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	832	6.9%

	Citigroup Financial Products Inc.(b) 88 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 88 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	1,321	10.9%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	807	6.7%

Dividend Advantage (NAD) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	1,088	10.2%

	Citigroup Financial Products Inc.(b) 88 Greenwich Street New York, NY 10013

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Citigroup Global Markets Holdings Inc.(b) 88 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	1,252	11.7%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	949	8.9%

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	541	5.07%

Dividend Advantage 3 (NZF) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	1,152	10.6%

	Citigroup Financial Products Inc.(b) 88 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 88 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	816	11.4%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	559	7.8%

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	1012	9.34%

Municipal High Income (NMZ) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	777	14.4%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Citigroup Financial Products Inc.(b) 88 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 88 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation(a) 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	475	7.7%

	Blue Ridge Investments, L.L.C.(a) 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255

Insured Dividend Advantage (NVG) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	1,228	13.5%

	Citigroup Financial Products Inc.(b) 88 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 88 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Royal Bank of Canada(c) 200 Bay Street Toronto, Ontario M5J2J5 Canada	469	5.3%

	RBC Capital Markets(c) One Liberty Plaza 165 Broadway New York, NY 10006

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	481	5.3%

Insured Municipal Opportunity (NIO) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	1,417	5.7%

	Citigroup Financial Products Inc.(b) 88 Greenwich Street New York, NY 10013

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Citigroup Global Markets Holdings Inc.(b) 88 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	3,265	13.1%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	1,370	5.5%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	1,895	7.6%

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	2,136	8.8%

Insured Quality (NQI) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	1,535	12.9%

	Citigroup Financial Products Inc.(b) 88 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 88 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

Insured Tax-Free Advantage (NEA) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	485	9.1%

	Citigroup Financial Products Inc.(b) 88 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 88 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Royal Bank of Canada(c) 200 Bay Street Toronto, Ontario M5J2J5 Canada	291	5.5%

	RBC Capital Markets(c) One Liberty Plaza 165 Broadway New York, NY 10006

*	The information contained in this table is based on Schedule 13G filings made on or after December 1, 2008.

(a)	Bank of America Corporation and Blue Ridge Investments, L.L.C. filed their schedule 13G jointly and did not differentiate holdings as to each entity.

(b)	Citigroup Global Markets Inc., Citigroup Financial Products Inc., Citigroup Global Markets Holdings Inc. and Citigroup Inc. filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

(c)	Royal Bank of Canada and RBC Capital Markets filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

APPENDIX C

NUMBER OF BOARD AND COMMITTEE MEETINGS
HELD DURING EACH FUND’S LAST FISCAL YEAR

					Compliance, Risk
					Management		Nominating
					and Regulatory		and
	Regular	Special	Executive	Dividend	Oversight	Audit	Governance
	Board	Board	Committee	Committee	Committee	Committee	Committee
Fund	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting

Municipal Value	4	9	1	7	4	4	4
Municipal Income	4	9	1	7	4	4	4
Premium Income	4	9	1	7	4	4	4
Performance Plus	4	9	1	7	4	4	4
Municipal Advantage	4	9	1	7	4	4	4
Municipal Market Opportunity	4	9	1	7	4	4	4
Investment Quality	4	9	1	7	4	4	4
Select Quality	4	9	1	7	4	4	4
Quality Income	4	9	1	7	4	4	4
Premier Municipal	4	9	1	7	4	4	4
Premium Income 2	4	9	1	7	4	4	4
Premium Income 4	4	9	1	7	4	4	4
Dividend Advantage	4	9	1	7	4	4	4
Dividend Advantage 2	4	9	1	7	4	4	4
Dividend Advantage 3	4	9	1	7	4	4	4
Municipal High Income	4	9	1	7	4	4	4
Municipal High Income 2	4	9	0	7	4	4	4
Select Maturities	4	5	0	8	4	4	4
Select Portfolio	4	5	0	8	4	4	4
Select Portfolio 2	4	5	0	8	4	4	4
Select Portfolio 3	4	5	0	8	4	4	4
California Portfolio	4	5	0	8	4	4	4
New York Portfolio	4	5	0	8	4	4	4

C-1

APPENDIX D

NUVEEN FUND BOARD
AUDIT COMMITTEE CHARTER

I.	Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10a of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II.	Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds’ compliance with legal and regulatory requirements, (4) the independent auditors’ qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

A.	Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

B.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (sas) No. 90, Audit Committee Communications (which amended sas No. 61, Communication with Audit Committees), that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

C.	Discussing with management the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

D.	Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative gaap methods on the financial statements.

E.	Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds’ financial statements.

F.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

G.	Discussing with Fund management the Funds’ major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

H.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

A.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

B.	Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors’

evaluation of the Funds’ financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

C.	Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10a of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

D.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

E.	Reviewing any reports from the independent auditors mandated by Section 10a(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10a(b).

F.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

G.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

H.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

A.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

B.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

A.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

B.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

C.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

D.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, nav errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

E.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

F.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

G.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

H.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

I.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

A.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

B.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

C.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

D.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

E.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds’ financial statements or accounting policies.

F.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

G.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

H.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

I.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

J.	Undertaking an annual review of the performance of the Audit Committee.

K.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	NUV0709

[NUVEEN INVESTMENTS LOGO]	3 EASY WAYS TO VOTE YOUR PROXY
Nuveen Investments • 333 West Wacker Dr. • Chicago IL 60606 www.nuveen.com 999 999 999 999 99	1. 2. 3.	Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions.
On the Internet at www.proxyweb.com, and follow the simple instructions.
Sign, Date and Return this proxy card using the enclosed postage-paid envelope.

FUND NAME PRINTS HERE COMMON STOCK	THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR AN ANNUAL MEETING OF SHAREHOLDERS, JULY 28, 2009
The Annual Meeting of shareholders will be held Tuesday, July 28, 2009 in the Lobby Conference Room, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Tuesday, July 28, 2009, at 10:30 a.m., Central time. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on July 28, 2009, or any adjournment or adjournments thereof.
WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (888) 221-0697 OR OVER THE INTERNET (www.proxyweb.com).

Date:

SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT. (Please sign in Box)

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

COMMON-NPI-NPP-NMA-NMO-NQM-NQS NQU-NPF-NPM-NPT

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

1(a)(i)	Election of Board Members:			FOR NOMINEES	WITHHOLD AUTHORITY
	(01) John P. Amboian (02) Terence J. Toth (03) Robert P. Bremner	(04) Jack B. Evans (05) David J. Kundert	(06) Judith M. Stockdale (07) Carole E. Stone	listed at left (except as marked to the contrary)	to vote for all nominees listed at left
				☐	☐

	(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided below.)			FOR	AGAINST	ABSTAIN

2(a)	To approve the elimination of the Fund’s fundamental policies relating to investments in municipal securities and below investment grade securities.			☐	☐	☐

2(b)	To approve the new fundamental policy relating to investments in municipal securities for the Fund.			☐	☐	☐

2(c)	To approve the elimination of the Fund’s fundamental policy relating to investing in other investment companies.			☐	☐	☐

2(d)	To approve the elimination of the Fund’s fundamental policies relating to commodities.			☐	☐	☐

2(e)	To approve the new fundamental policy for the Fund relating to commodities.			☐	☐	☐

2(f)	To approve the elimination of the Fund’s fundamental policies relating to derivatives and short sales.			☐	☐	☐

4	To transact such other business as may properly come before the Annual Meeting.			☐	☐	☐

PLEASE SIGN ON REVERSE SIDE	COMMON-NPI-NPP-NMA-NMO-NQM-NQS NQU-NPF-NPM-NPT

[NUVEEN INVESTMENTS LOGO]	3 EASY WAYS TO VOTE YOUR PROXY
Nuveen Investments • 333 West Wacker Dr. • Chicago IL 60606 www.nuveen.com 999 999 999 999 99	1. 2. 3.	Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions.
On the Internet at www.proxyweb.com, and follow the simple instructions.
Sign, Date and Return this proxy card using the enclosed postage-paid envelope.

FUND NAME PRINTS HERE PREFERRED STOCK	THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR AN ANNUAL MEETING OF SHAREHOLDERS, JULY 28, 2009
The Annual Meeting of shareholders will be held Tuesday, July 28, 2009 in the Lobby Conference Room, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Tuesday, July 28, 2009, at 10:30 a.m., Central time. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on July 28, 2009, or any adjournment or adjournments thereof.
WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (888) 221-0697 OR OVER THE INTERNET (www.proxyweb.com).

Date:

SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT. (Please sign in Box)

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

PREFERRED-NPI-NPP-NMA-NMO-NQM-NQS NQU-NPF-NPM-NPT

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

1(a)(ii)	Election of Board Members:		Preferred Shares Only:	FOR NOMINEES	WITHHOLD AUTHORITY
	(01) John P. Amboian (02) Terence J. Toth (03) Robert P. Bremner (04) Jack B. Evans	(05) David J. Kundert (06) Judith M. Stockdale (07) Carole E. Stone	(08) William C. Hunter (09) William J. Schneider	listed at left (except as marked to the contrary)	to vote for all nominees listed at left
				☐	☐

	(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided below.)			FOR	AGAINST	ABSTAIN

2(a)	To approve the elimination of the Fund’s fundamental policies relating to investments in municipal securities and below investment grade securities.			☐	☐	☐

2(b)	To approve the new fundamental policy relating to investments in municipal securities for the Fund.			☐	☐	☐

2(c)	To approve the elimination of the Fund’s fundamental policy relating to investing in other investment companies.			☐	☐	☐

2(d)	To approve the elimination of the Fund’s fundamental policies relating to commodities.			☐	☐	☐

2(e)	To approve the new fundamental policy for the Fund relating to commodities.			☐	☐	☐

2(f)	To approve the elimination of the Fund’s fundamental policies relating to derivatives and short sales.			☐	☐	☐

4	To transact such other business as may properly come before the Annual Meeting.			☐	☐	☐

PLEASE SIGN ON REVERSE SIDE	PREFERRED-NPI-NPP-NMA-NMO-NQM-NQS NQU-NPF-NPM-NPT